UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Fold Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

FOLD HOLDINGS, INC.

2942 North 24th St., Suite 115, #42035

Phoenix, Arizona 85016

[●], 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Fold Holdings, Inc. (the “Company,” “we,” “us” or “our”) on [●], 2026, at 12:00 p.m., Eastern time, at www.virtualshareholdermeeting.com/FLD2026SM. To provide access to our stockholders regardless of geographic location, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the Special Meeting online, vote, and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/FLD2026SM and entering the control number included on the proxy card or voting instruction card, as applicable. To receive access to the Special Meeting online, registered stockholders and beneficial stockholders (those holding shares through a broker, bank or other nominee) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.

The Special Meeting is being held for the following purposes:

1.	To consider and approve a proposed amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock at a ratio between 1-for-2 and 1-for-50, with the final decision of whether to proceed with the Reverse Stock Split and the exact ratio and timing thereof to be determined by our Board of Directors, in its discretion, following stockholder approval (if obtained) (the “Reverse Stock Split Proposal”);

2.	To consider and approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies or votes if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The accompanying Notice of Special Meeting of Stockholders and Proxy Statement more fully describe the matters to be presented at the meeting and should be read in their entirety. Only stockholders of record at the close of business on [●], 2026 will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

The Reverse Stock Split should, among other things, assist the Company in our effort to regain compliance with Nasdaq Listing Rule 5550(a)(2), which requires that we maintain a minimum bid price of $1.00 per share.

THE REVERSE STOCK SPLIT WILL AFFECT ALL HOLDERS OF COMMON STOCK UNIFORMLY, AND NO STOCKHOLDER’S INTEREST IN THE COMPANY WILL BE DILUTED AS EACH STOCKHOLDER WILL HOLD THE SAME PERCENTAGE OF COMMON STOCK OUTSTANDING IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT AS THAT STOCKHOLDER HELD IMMEDIATELY PRIOR TO THE REVERSE STOCK SPLIT, EXCEPT FOR IMMATERIAL ADJUSTMENTS THAT MAY RESULT FROM THE TREATMENT OF FRACTIONAL SHARES AS DESCRIBED BELOW.

Your vote is very important, regardless of the number of shares of our common stock that you own. Whether or not you expect to attend the Special Meeting online, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. To vote your shares, you may use the enclosed proxy card, vote by telephone or over the Internet, or attend the meeting virtually and submit your vote electronically. If your shares are held in the name of a broker, bank or other nominee, and you receive these materials through your broker, bank or other nominee, please complete and return the materials in accordance with the instructions provided to you by such nominee holder, or contact your broker, bank or other nominee directly in order to obtain a proxy issued to you by such nominee holder to virtually attend the meeting and vote online during the meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Special Meeting online.

We look forward to seeing you online at the Special Meeting. Thank you for your continued support.

Sincerely yours,

/s/ Will Reeves
Will Reeves
Chairman and Chief Executive Officer

PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

FOLD HOLDINGS, INC.

2942 North 24th St., Suite 115, #42035

Phoenix, Arizona 85016

Notice of Special Meeting of Stockholders

You are hereby notified that a Special Meeting of Stockholders (the “Special Meeting”) of Fold Holdings, Inc. (the “Company,” “we,” “us” or “our”) will be held on [●], 2026, at 12:00 p.m., Eastern time, via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/FLD2026SM.

The Special Meeting is being held for the following purposes:

1.	To consider and approve a proposed amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock at a ratio between 1-for-2 and 1-for-50, with the final decision of whether to proceed with the Reverse Stock Split and the exact ratio and timing thereof to be determined by our Board of Directors, in its discretion, following stockholder approval (if obtained) (the “Reverse Stock Split Proposal”);

2.	To consider and approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies or votes if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The accompanying Proxy Statement more fully describes the matters to be presented at the meeting and should be read in its entirety. Our Board of Directors recommends a vote “FOR” the Reverse Stock Split Proposal and “FOR” the Adjournment Proposal.

Only stockholders of record of our common stock as of the close of business on [●], 2026 are entitled to notice of and to vote at the Special Meeting, or any adjournments or postponements thereof. A list of stockholders entitled to vote at the meeting will be made available during the Special Meeting at the website referenced above.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY INTERNET, TELEPHONE, OR MAIL.

If your shares are registered in your name, even if you plan to attend the Special Meeting (or any adjournments or postponements thereof) online, we request that you complete, date, sign and mail the proxy card in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, bank, or other nominee, and you receive these materials through your broker, bank or other nominee, please complete and return the materials in accordance with the instructions provided to you by such broker, bank, or other nominee or contact your broker, bank, or other nominee directly in order to obtain a proxy issued to you by your nominee holder to virtually attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting online.

By order of the Board of Directors,

/s/ Will Reeves
Will Reeves
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2026. THIS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE AT WWW.PROXYVOTE.COM. In accordance with rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

FOLD HOLDINGS, INC.

2942 North 24th St., Suite 115, #42035

Phoenix, Arizona 85016

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Fold Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be voted at the Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held virtually via a live webcast on the Internet on [●], 2026, at 12:00 p.m., Eastern time, at www.virtualshareholdermeeting.com/FLD2026SM, and at any adjournments or postponements thereof, and for the purposes set forth in the attached Notice of Special Meeting of Stockholders. This proxy statement and the enclosed proxy card are first being mailed or made available to our stockholders on or about [●], 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2026. THIS PROXY STATEMENT AND THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF STOCKHOLDERS ARE AVAILABLE AT WWW.PROXYVOTE.COM. In accordance with rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

If you held shares of our common stock, par value $0.0001 per share (“Common Stock”), at the close of business on [●], 2026 (the “Record Date”), you are invited to attend the Special Meeting virtually at www.virtualshareholdermeeting.com/FLD2026SM and vote on the proposals described in this proxy statement.

ABOUT THE SPECIAL MEETING

Matters to be Considered

The Special Meeting is being held for the following purposes:

1.	To consider and approve a proposed amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock at a ratio between 1-for-2 and 1-for-50, with the final decision of whether to proceed with the Reverse Stock Split and the exact ratio and timing thereof to be determined by our Board, in its discretion, following stockholder approval (if obtained) (the “Reverse Stock Split Proposal”);

2.	To consider and approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies or votes if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Who Can Vote

Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, [●] shares of our Common Stock were issued and outstanding.

Stockholder of Record: Shares Registered in Your Name If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the registered stockholder of record with respect to those shares, and these proxy materials were sent directly to you.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker, Bank or Other Nominee If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the registered stockholder of record of those shares. You are considered the “beneficial owner” of these shares, and your shares are held in “street name.” These proxy materials were forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions of the nominee included in the mailing or by following such nominee’s instructions for voting.

How to Vote; How Proxies Work

Our Board is asking for your proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy using one of the methods described below. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing brokers, banks and other nominees for forwarding proxy materials to beneficial owners of our Common Stock. Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews and other methods of communication.

If you are a registered stockholder of record, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●	By Internet. You may submit a proxy electronically via the Internet by following the instructions provided on the proxy card. Please have your control number, which can be found on your proxy card, when you access the website. Internet voting facilities will close at 11:59 p.m., Eastern time, on [●], 2026.

●	By Telephone. You may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have your control number, which can be found on your proxy card, when you call. Telephone voting facilities will close at 11:59 p.m., Eastern time, on [●], 2026.

●	By Mail. You may submit a proxy by completing, signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted even if you are unable to attend.

●	At the Special Meeting. If you plan to attend the virtual Special Meeting, you may vote online during the Special Meeting by visiting www.virtualshareholdermeeting.com/FLD2026SM and following the instructions. You will need your control number, which can be found on your proxy card, when you vote online during the Special Meeting. You may vote online at the Special Meeting; however, attending the Special Meeting without submitting a vote will not count as a vote.

At the Special Meeting, and at any adjournments or postponements thereof, all shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting and not revoked will be voted as instructed on those proxies or, in the absence of instructions: (i) “FOR” the Reverse Stock Split Proposal; (ii) “FOR” the Adjournment Proposal; and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals that may properly come before the Special Meeting or any adjournments or postponements thereof.

If your shares are held in street name, your broker, bank, or other nominee will provide you instructions on how to vote your shares. You must follow the instructions of your broker, bank, or other nominee in order for your shares to be voted. By completing the voting instruction card, you may direct your nominee how to vote your shares. If your shares are not registered in your name and you plan to vote your shares online at the Special Meeting, you must contact your nominee holder directly in order to obtain a “legal proxy” issued to you from the nominee holder that gives you the right to vote your shares at the Special Meeting.

You may vote all shares of Common Stock owned by you as of the Record Date, including shares held directly in your name as the stockholder of record, and shares of Common Stock held for you as the beneficial owner in street name through a broker, bank or other nominee. Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to our stockholders.

If you receive more than one proxy card or voting instruction card because your shares are registered in different names or addresses, you should complete, sign, date and return each such proxy card or voting instruction card, or vote by telephone or Internet in accordance with the instructions set forth therein, to ensure that all of your shares will be voted.

What Constitutes a Quorum

A quorum of stockholders is necessary to hold a valid meeting and conduct business. The presence, by virtual attendance or by proxy, of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. Votes of stockholders of record who are present at the Special Meeting by virtual attendance or by proxy, abstentions, and “broker non-votes” (as discussed below) are counted for purposes of determining whether a quorum exists. If a quorum is not present or represented at the Special Meeting, the chair of the meeting may adjourn the meeting to another place, if any, date or time without notice other than announcement at the meeting.

How May Shares Be Voted

Stockholders may vote for, against, or abstain from voting on each of the Reverse Stock Split Proposal and the Adjournment Proposal.

What Vote is Required

In accordance with our Certificate of Incorporation, as amended, approval and adoption of the Reverse Stock Split Proposal requires that the votes cast for the amendment to our Certificate of Incorporation constitute at least two-thirds (66 and ⅔%) of the total voting power of all then-outstanding shares of stock of the Company entitled to vote thereon. In accordance with our Second Amended and Restated Bylaws (the “Bylaws”), approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal.

What is a Broker Non-Vote

“Broker non-votes” occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the nominee holding the shares. If the beneficial owner does not provide voting instructions, the nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to matters that are considered to be “non-routine.” The Reverse Stock Split Proposal and the Adjournment Proposal are generally considered “routine” matters and may be voted upon by your broker, bank or other nominee if you do not submit voting instructions with respect to these proposals. As a result, we do not anticipate any broker non-votes with respect to either the Reverse Stock Split Proposal or the Adjournment Proposal.

How Abstentions and Broker Non-Votes Are Treated

Abstentions and broker non-votes will be counted as shares that are present for purposes of determining whether a quorum exists. The vote on the Reverse Stock Split Proposal is based on the total number of shares outstanding rather than cast at the Special Meeting, and, therefore, abstentions and broker non-votes will have the same effect as a vote against this proposal. The vote on the Adjournment Proposal is based on the total number of votes cast at the Special Meeting, and, therefore, abstentions and broker non-votes will have no effect on this proposal. However, as discussed above, the Reverse Stock Split Proposal and the Adjournment Proposal are considered “routine” matters, and, therefore, we do not anticipate any broker non-votes with respect to either proposal.

Participation in the Special Meeting

In order to enable greater participation by stockholders and save on costs, the Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. To attend, vote, and submit questions during the Special Meeting, stockholders of record must use their control number on their proxy card to log into www.virtualshareholdermeeting.com/FLD2026SM. Beneficial stockholders who do not have a control number may gain access to the meeting by following the instructions on the voting instruction card provided by their broker, bank or other nominee.

The meeting webcast will begin promptly at 12:00 p.m., Eastern time. We encourage you to access the meeting prior to the start time. We plan to have a webcast replay which will be posted as soon as practicable to the Investor Relations section of our website, which is located at https://investor.foldapp.com/.

You may ask questions and have questions answered during the Special Meeting. Stockholders who wish to submit a question in advance may do so by visiting our Special Meeting website at www.proxyvote.com. Stockholders also may submit questions live during the Special Meeting. We plan to reserve some time for stockholder questions to be read and answered by Company personnel during the Special Meeting. In submitting questions, please note that we will only address questions that are germane to the matters being voted on at our Special Meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the Special Meeting, relating to rules of conduct, and other materials for the Special Meeting will be available online and are accessible following the instructions on your proxy card.

If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, a phone number will be posted on the website to connect you to technical support.

Results of Meeting

We intend to announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks, and other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.” If you wish to opt out of householding, and would like separate copies of the Proxy Materials mailed to each stockholder sharing your address, or if you are receiving multiple copies and would like to receive a single copy, you can request one from us at Fold Holdings, Inc., Attention: Corporate Secretary, 2942 North 24th Street, Suite 115, #42035, Phoenix, Arizona 85016, or by calling us at (866) 365-3277. Beneficial owners (street name stockholders) sharing an address who are receiving multiple copies of the proxy materials and other stockholder communications and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of such materials be mailed to all stockholders at the shared address in the future.

Adjournment

The Special Meeting will be adjourned if a quorum is not present. If a quorum is present, the Special Meeting may be adjourned by the chair of the Special Meeting if the Adjournment Proposal is put to a vote of stockholders and approved. The Special Meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time (except such notice provided at the meeting at which the adjournment decision was made) if the Special Meeting is adjourned for thirty (30) days or less. Should a Special Meeting be adjourned for more than thirty (30) days, whether because of a lack of quorum or otherwise, stockholders shall be given at least ten (10) days’ notice of the date of the adjourned meeting. An adjournment will have no effect on the business to be conducted.

Board Recommendation; Voting of Proxies

The Board recommends a vote:

●	“FOR” the Reverse Stock Split Proposal; and

●	“FOR” the Adjournment Proposal.

Your shares of Common Stock will be voted in accordance with the instructions contained in your signed proxy card or voting instruction card. If you are a stockholder of record and return a signed proxy card without giving specific voting instructions, your proxy will be voted in favor of the Board’s recommendations with respect to such proposals as set forth in this proxy statement. If you are a “street name” holder and do not provide voting instructions, your broker, bank, or other nominee will be able to vote those shares with respect to such proposals as described above.

The enclosed proxy card or voting instruction card also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Special Meeting. As of the date of this proxy statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this proxy statement.

How to Revoke

Any stockholder of record who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary at Fold Holdings, Inc., 2942 North 24th Street, Suite 115, #42035, Phoenix, Arizona 85016, by submitting a duly executed proxy bearing a later date, or by attending the Special Meeting virtually and submitting your vote electronically at the meeting. The mere attendance at the Special Meeting of the person appointing a proxy does not by itself, however, revoke the appointment. If you are a “street name” holder, your broker, bank, or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

Proxy Solicitation

Proxies for the Special Meeting are being solicited on behalf of our Board. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

No Dissenters or Appraisal Rights

Under the General Corporation Law of the State of Delaware, our Certificate of Incorporation, as amended, and our Bylaws, the holders of Common Stock will not be entitled to dissenter’s rights or appraisal rights in connection with the proposals set forth herein.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of [●], 2026 by (i) each person or entity believed by us, based on publicly available reports and the most recent reports to us by such holders, to own more than 5% of our outstanding voting securities, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group.

The amounts of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. In addition, a person is deemed to be the beneficial owner of securities that the person has the right to acquire within sixty (60) days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The beneficial ownership percentages set forth in the table below are based on [●] shares of Common Stock outstanding as of [●], 2026, which does not give effect to the issuance of shares of Common Stock issuable upon the exercise of warrants to purchase shares of Common Stock. All information with respect to beneficial ownership has been furnished by the respective stockholders, directors and executive officers, as the case may be.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock
5% Stockholders:
Craft Ventures II, L.P.(2)	[3,643,947	]	[●	]%
Fulgur Frontier Capital LP(3)	[13,740,061	]	[●	]%
Fulgur Ventures I, L.P.(3)	[4,360,345	]	[●	]%
Jonathan Kirkwood(4)	[5,092,594	]	[●	]%
Will Reeves(5)	[●	]	[●	]%
Directors and Named Executive Officers:
Will Reeves(5)	[●	]	[●	]%
Wolfe Repass(5)	[●	]	*	%
Thomas Dickman(5)	[●	]	*	%
Matthew McManus(5)	[●	]	*	%
Bracebridge H. Young Jr.(6)	[335,371	]	*	%
Andrew Hohns(7)	[261,218	]	*	%
Jonathan Kirkwood(4)	[5,092,594	]	[●	]%
Erez Sihma(5)	[107,984	]	*	%
Lesley Goldwasser(5)	[107,984	]	*	%
Kirstin Hill(5)	[107,984	]	*	%
All directors and executive officers as a group (10 individuals)	[●	]	[●	]%

*	Less than one percent
(1)	Unless otherwise noted, the mailing address of each listed beneficial owner under “5% Stockholders” and “Directors and Named Executive Officers” is c/o Fold Holdings Inc., 2942 North 24th Street, Suite 115, #42035, Phoenix, Arizona 85016.
(2)	Based on information provided by the Reporting Person. Represents (i) [3,598,173] shares of Common Stock held by Craft Ventures II, L.P. and (ii) [45,774] shares of Common Stock held by Craft Ventures Affiliates II, L.P. Craft Ventures GP II, LP is the general partner of Craft Ventures II, L.P. and Craft Ventures Affiliate II, L.P.
(3)	Based on the Reporting Person's amendment to Schedule 13D filed on March 12, 2026.
(4)	Based on information provided by the Reporting Person. Represents shares of Fold Common Stock and Fold RSUs. Consists of (i) [3,365,299] shares of Common Stock held by LOW TIME PREFERENCE FUND II, LLC, (ii) [1,270,000] shares of Common Stock held by SATS Credit Fund LP, (iii) [457,295] shares of Common Stock and Fold RSUs held directly by Dr. Kirkwood. This line item is inclusive of the shares controlled through SATS Credit Fund LP and Low Time Preference Fund II, LLC by Ten31, LLC, a Section 16 Reporting Person of the Company via 10% beneficial ownership. Dr. Kirkwood is the co-founder and managing partner of Ten31, LLC, which is the investment manager of Low Time Preference Fund II, LLC and SATS Credit Fund, LP. Dr. Kirkwood disclaims beneficial ownership of all shares held by Low Time Preference Fund II, LLC and SATS Credit Fund, LP, except to the extent of his pecuniary interest therein. Dr. Kirkwood's ownership amount here is calculated on the basis of his most recent amendment to Schedule 13D and previously filed Form 4s.
(5)	Represents shares of Fold Common Stock and Fold RSUs.
(6)	Based on the information provided by the Reporting Person. Represents shares of Fold Common Stock and Fold RSUs. Consists of (i) [285,271] shares of Common Stock and Fold RSUs and (ii) [50,100] shares of Common Stock held by the Bracebridge H. Young, Jr. 1999 Family Trust, an irrevocable trust for which Mr. Young serves as an investment advisor, and of which Mr. Young’s immediate family members are beneficiaries.
(7)	Based on the information provided by the Reporting Person. Represents shares of Fold Common Stock, consisting of (i) [231,019] shares of Common Stock and Fold RSUs and (ii) [30,199] shares of Common Stock held by William Hohns Remainder Trust #1.

PROPOSAL 1

REVERSE STOCK SPLIT PROPOSAL

General

The Board has unanimously adopted resolutions approving, and recommends that our stockholders approve, an amendment to our Certificate of Incorporation, as amended, in substantially the form attached hereto as Appendix A (the “Certificate of Amendment”), to effect the Reverse Stock Split at a ratio of between 1-for-2 and 1-for-50, with the exact ratio of the Reverse Stock Split to be determined by our Board, in its discretion, subject to our Board’s authority to determine when to file the amendment and to abandon the amendment notwithstanding prior stockholder approval of the same. If the stockholders approve the Reverse Stock Split Proposal, and the Board decides to implement it, the Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”).

The Reverse Stock Split, should the Board determine to pursue it, will be realized simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and no stockholder’s interest in the Company will be diluted as each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Certificate of Amendment will not reduce the number of authorized shares of Common Stock (which will remain at 600,000,000) and will not change the par value of the Common Stock (which will remain at $0.0001 per share).

Background and Reasons for the Reverse Stock Split

Our Board has determined that it is desirable and in the best interests of the Company and its stockholders to obtain shareholder approval to combine our shares of Common Stock at a Reverse Stock Split ratio in the range of 1-for-2 through 1-for-50, as determined by our Board at a later date, to reduce the number of shares of Common Stock outstanding. Our Board is submitting the proposed authorization for a Reverse Stock Split to our stockholders for approval to potentially increase the per share trading price of our Common Stock, which our Board believes may benefit the Company and our stockholders.

The Company’s Common Stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “FLD”, which imposes continued listing requirements with respect to listed shares.  On July 14, 2026, we received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we are not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) because the closing bid price of our Common Stock was below the required minimum of $1.00 per share for the previous 30 consecutive business days (the “Nasdaq Letter”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have a period of 180 calendar days from the date of the Nasdaq Letter, or until January 11, 2027 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. If we fail to regain compliance with the Minimum Bid Price Requirement by the Compliance Date, Nasdaq may initiate delisting proceedings with respect to our Common Stock. Delisting from The Nasdaq Capital Market would have severe adverse consequences for the Company and its stockholders, including significantly reduced liquidity, diminished access to capital markets and reputational harm. Our Board has unanimously approved an amendment to the Company’s Certificate of Incorporation, as amended, to effect a Reverse Stock Split of all issued and outstanding shares of our Common Stock, in a ratio between 1-for-2 and 1-for-50, to, among other things, assist the Company in our effort to regain compliance with the Minimum Bid Price Requirement.

The precise ratio of the proposed Reverse Stock Split shall be a whole number within this range, determined in the sole discretion of our Board. By approving this proposal, stockholders will give our Board authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock will be automatically reclassified up to and including a ratio between 1-for-2 and 1-for-50. Our Board believes the grant of authority to set the Reverse Stock Split ratio, rather than approval of a pre-determined Reverse Stock Split ratio, gives our Board the flexibility to set the ratio in accordance with current market conditions and, therefore, allows our Board to act in the best interests of the Company and our stockholders.

In determining the ratio following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	the number of shares of our Common Stock then outstanding, and the number of shares of Common Stock issuable upon exercise of options and warrants then outstanding;

●	the number of shares issuable under the Facility (as defined below) or any alternative financing and the dilutive effects thereof;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

●	prevailing general market and economic conditions;

●	any threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in our Common Stock; and

●	compliance with the Minimum Bid Price Requirement and other Nasdaq rules regarding reverse stock splits.

If our stockholders approve this proposal and our Board does not otherwise abandon the amendment contemplating the Reverse Stock Split, we will file the Certificate of Amendment with the Delaware Secretary of State to effect the proposed Reverse Stock Split, substantially in the form attached to this proxy statement as Appendix A. Our Board has approved and declared advisable the proposed amendment to the Company’s Certificate of Incorporation, as amended, as set forth in the Certificate of Amendment, substantially in the form attached to this proxy statement as Appendix A. If the proposed Reverse Stock Split is effected, then the number of issued and outstanding shares of our Common Stock would be reduced. Our Board has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by the stockholders. Thus, the Board, at its discretion, may (i) cause the filing of the Certificate of Amendment (following stockholder approval) to effect the Reverse Stock Split or (ii) abandon the amendment and not effect the Reverse Stock Split if it determines that any such action is or is not in the best interests of our Company and stockholders. Thus, the Board hereby is not committing itself to enacting the Reverse Stock Split but is seeking shareholder approval to allow the Company the option of enacting a Reverse Stock Split should the Board determine that doing so at the time is in the best interests of the Company and its stockholders.

Prior to filing the Certificate of Amendment reflecting the Reverse Stock Split, we must first notify Nasdaq of the anticipated record date of the Reverse Stock Split.

Purpose of Proposed Reverse Stock Split

Nasdaq Listing Rule 5550(a)(2) requires that we maintain a minimum bid price of $1.00 per share to maintain our listing on the Nasdaq Capital Market. On [●], 2026, the closing sale price of our Common Stock on the Nasdaq was $0.[●] per share. A decrease in the number of issued and outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, cause the per share market price of our Common Stock to trade above the required price. However, we cannot provide any assurance that (i) we will regain compliance with Nasdaq Listing Rule 5550(a)(2), or other listing requirements of the Nasdaq or (ii) even if we do, that our minimum bid price would remain over the minimum bid price requirement of the Nasdaq Capital Market following the Reverse Stock Split.

Our Board believes that the Reverse Stock Split and any resulting increase in the per share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Some investors prefer to invest in stocks that trade at a per share price range more typical of companies listed on Nasdaq. Also, some brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in stocks priced below a certain level (for example, $5.00 per share) or tend to discourage individual brokers from recommending lower-priced stocks to their customers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which in turn would enhance the liquidity of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our Common Stock. However, other factors, such as our financial results and financial outlook and investor perception of our future prospects, as well as general market and economic conditions, among many factors, may positively or negatively affect the trading price of our Common Stock. Therefore, even if the Reverse Stock Split is effected, the trading price of our Common Stock may not increase to a level we may have expected following the Reverse Stock Split or, if it does, the trading price of our Common Stock may decrease in the future. Additionally, the trading price per share of our Common Stock after the Reverse Stock Split may not increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

We believe increasing the trading price of our Common Stock will assist in meeting the continued listing criteria of The Nasdaq Capital Market and is our best option to meet the bid price criteria to comply with the continued listing requirements. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In addition, an increase in the per share trading value of our Common Stock would be beneficial to us to the extent that it would:

●	improve the perception of our Common Stock as an investment security;

●	reset our stock price to more normalized trading levels in the face of potentially extended market dislocation;

●	appeal to a broader range of investors to generate greater investor interest in us; and

●	reduce stockholder transaction costs because investors would pay lower commissions to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

Financing Matters

The Company is currently a party to an Equity Purchase Financing Facility (the “Facility”) with SZOP Opportunities, LLC (“SZOP”) and is exploring alternative equity financing opportunities with different or more favorable economic terms to replace the Facility. Approximately 3.4 million shares of Common Stock remain available for issuance under the Exchange Cap (as defined in the agreement governing the Facility) before stockholder approval is required for additional share issuances. Issuances under the Facility or similar alternative equity financing would dilute the ownership percentage and voting power of existing stockholders independent of the Reverse Stock Split, but the Company believes it has enough authorized but unissued shares remaining to accommodate the shares remaining under the Exchange Cap or any shares that would be issued under any alternative financing regardless of whether it enacts the Reverse Stock Split. Accordingly, the Reverse Stock Split is not being pursued to make available additional Common Stock for the Facility or accommodate any alternative equity financing.

Future Issuances

In addition to the foregoing, as discussed below under the caption “Effect on Authorized but Unissued Shares,” the Reverse Stock Split will have the effect of increasing the number of shares of Common Stock that we are authorized to issue. We have frequently met our capital needs through the sale of our securities. While the Company believes it currently has a sufficient number of authorized but unissued shares to accommodate any realistic issuances of Common Stock for the foreseeable future regardless of whether the Reverse Stock Split is implemented, technically, the availability of additional shares of Common Stock would provide us with even greater flexibility to consider and respond to future business opportunities and needs as they arise, including public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. Except as described herein and particularly under the caption “Financing Matters” above, the Company presently has no specific plans, arrangements or understandings, whether written or oral, regarding the issuance of shares of Common Stock.

We do not intend to use the Reverse Stock Split as a part of or a first step in a “going private” transaction within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There is no plan or contemplated plan by us to take ourselves private at the date of this proxy statement.

Consequences of Not Obtaining Stockholder Approval of the Reverse Stock Split

If we do not obtain stockholder approval of the Reverse Stock Split and we are unable to satisfy the listing requirements for the Nasdaq Capital Market, we may be delisted from the exchange. In addition, if we need additional capital to fund operations and at such time do not have a sufficient number of authorized and unissued shares of Common Stock to raise such additional capital, our business would be materially and adversely affected.

If stockholder approval for the Reverse Stock Split is not obtained, the number of shares of our Common Stock that are issued and outstanding will not change and the anticipated benefits of the Reverse Stock Split described above under the caption “Background and Reasons for the Reverse Stock Split” will not be achieved.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of Common Stock into a proportionately smaller number of shares. For example, a stockholder holding 100,000 shares of Common Stock before the Reverse Stock Split would instead hold 20,000 shares of Common Stock immediately after the Reverse Stock Split if the Board determines the ratio to be 1-for-5. Each stockholder’s proportionate ownership of outstanding shares of Common Stock would remain the same, subject to immaterial adjustments due to the payment of cash in lieu of any fractional share, as described below. All shares of Common Stock will remain validly issued, fully paid, and non-assessable.

After the effective date of the Reverse Stock Split, our Common Stock will have a new Committee on Uniform Securities Identification Procedures number, also known as a CUSIP number, which is a number used to identify our Common Stock. Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act.

Effect on Authorized but Unissued Shares

The Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of Common Stock available for issuance. The number of shares of Common Stock that we are authorized to issue will not be decreased and will remain at 600,000,000.

The table below provides examples of reverse stock splits at various ratios between 1-for-2 and 1-for-50, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if effected, will depend on the actual ratio that is determined by our Board.

Shares outstanding at [●], 2026	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding
[●]	1-for-2	[●]	50%
[●]	1-for-25	[●]	96%
[●]	1-for-50	[●]	98%

The resulting decrease in the number of shares of our Common Stock outstanding could potentially adversely affect the liquidity of our Common Stock, especially in the case of larger block trades.

Certain Risks Associated with the Reverse Stock Split

A reverse stock split could result in a significant devaluation of our market capitalization and the trading price of our Common Stock.

We cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of our Common Stock in proportion to the reduction in the number of issued and outstanding shares of Common Stock or result in a permanent increase in the market price.

The effect the Reverse Stock Split may have upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then our value, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split. A lower market capitalization may pose various difficulties for the Company. For example, the Company’s current market capitalization subjects it to the SEC’s “baby-shelf” rules for the raising of capital under Form S-3, pursuant to which the amount of money it can raise under a Form S-3 is limited by its market capitalization; a lower market capitalization would decrease the amount of money the Company could raise under a Form S-3.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The Reverse Stock Split may decrease the liquidity of our Common Stock.

The Reverse Stock Split will reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized Common Stock at 600,000,000 after the Reverse Stock Split is to maintain our ability to issue additional shares of Common Stock in the long-term, not to establish any barriers to a change of control or acquisition of the Company. Shares of Common Stock that are authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, the increase in the number of shares of Common Stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our Board or contemplates a tender offer or other transaction involving the combination of our Company with another company, it may be possible for us to impede the attempt by issuing additional shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of our Company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Certificate of Incorporation, as amended, may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Reverse Stock Split may also have the effect of permitting our current management, including our Board, to retain its position indefinitely and place it in a better position to resist changes that our stockholders may wish to make if they are dissatisfied with the conduct of our business.

Our Board did not propose this Reverse Stock Split in response to any effort known to the Board to accumulate Common Stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our stockholders. Except as described in this proxy statement, our Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation, as amended, that could be construed as affecting the ability of third parties to take over or change the control of our Company.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of Common Stock are not entitled to preemptive rights or other protections against dilution.

Effect on Equity Compensation Plans

The Reverse Stock Split will constitute an “Equity Restructuring” under the Company’s 2025 Incentive Award Plan, which will require the Administrator to make mandatory, nondiscretionary equitable adjustments to all outstanding equity awards, including adjustments to the number and type of shares subject to each award and the applicable exercise or grant price. The Company’s 2019 Equity Incentive Plan similarly requires the Board to make appropriate adjustments to the share pool, the number and class of shares subject to outstanding awards and applicable exercise prices upon a reverse stock split. The Company’s 2025 Employee Stock Purchase Plan (the “ESPP”) will likewise be equitably adjusted, including with respect to the share reserve, outstanding purchase rights, and the purchase price, and the ESPP’s annual evergreen share increase (equal to the lesser of 1% of the prior year-end outstanding shares or a smaller amount determined by the Board) will be mechanically smaller in absolute share terms following the Reverse Stock Split because the Company will have fewer shares outstanding. The Company intends to implement all such adjustments effective as of, or promptly following, the effective time of the Reverse Stock Split.

Effect on Fractional Stockholders

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on the Nasdaq during regular trading hours for the five consecutive trading days immediately preceding the time of the filing of the Certificate of Amendment (the “Effective Time”) (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above. Holders of as many as 49 shares (if we were to implement the 1-for-50 Reverse Stock Split) of Common Stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split.

Effect on Beneficial Stockholders

If you hold shares of Common Stock in “street name” through an intermediary, we will treat your Common Stock in the same manner as stockholders whose shares are registered in their own names. Intermediaries will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in street name. However, these intermediaries may have different procedures for processing a reverse stock split. If you hold shares of Common Stock in street name, we encourage you to contact your intermediaries.

Effect on Registered “Book-Entry” Holders of Common Stock

If you hold shares of Common Stock electronically in book-entry form with our transfer agent, you do not currently have and will not be issued stock certificates evidencing your ownership after the Reverse Stock Split, and you do not need to take action to receive post-Reverse Stock Split shares. If you are entitled to post- Reverse Stock Split shares, a transaction statement will automatically be sent to you indicating the number of shares of Common Stock held following the Reverse Stock Split.

Effect on Outstanding Warrants and Rights to Purchase Common Stock

Upon a Reverse Stock Split, all outstanding warrants and future or contingent rights to acquire Common Stock will be adjusted to reflect the Reverse Stock Split. With respect to all outstanding warrants to purchase Common Stock, the number of shares of Common Stock that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices (and as applicable, redemption price) of such warrants will increase, in proportion to the fraction by which the number of shares of Common Stock underlying such options and warrants are reduced as a result of the Reverse Stock Split. Also, the number of shares reserved for issuance under our existing equity incentive plans and our ESPP will be reduced proportionally based on the ratio of the Reverse Stock Split.

For fractional shares underlying the warrants, for our Series A Warrant only, the fractional shares shall be rounded up to the next whole share in accordance with the terms of such warrant. For our public warrants, the fractional shares underlying the warrants shall be rounded down to the next whole share, and for our warrant with SATS Credit Fund L.P. (the “SATS Warrant”), all adjustments are made by rounding to the nearest cent or 1/100th of a share, as applicable.

Special Provisions in our Series A Warrant

Pursuant to the terms of our Series A Warrant, if the “Event Market Price” of our Common Stock is lower than the exercise price of our Series A Warrant then in effect (after giving effect to the split-ratio adjustment described above), the exercise price of that warrant will automatically be reduced to that lower Event Market Price. The “Event Market Price” is defined as 115% of 96% (i.e., approximately 110.4%) of the lowest volume-weighted average price (VWAP) of our Common Stock during the seven consecutive trading days ending on, and including, the fourth trading day after the Reverse Stock Split. This adjustment operates only in one direction: the exercise price can be reduced under this provision, but it can never be increased, regardless of how our stock price performs before or after the measuring period. A reduction in the exercise price pursuant to this provision is not accompanied by a proportionate increase in the number of shares issuable upon exercise of such warrant. Practically, this means that if this provision is triggered, the Series A Warrant holder would become entitled to purchase the same (post-split) number of shares for a lower aggregate exercise price than would otherwise apply following the Reverse Stock Split.

Because this measuring period runs for a short window immediately following the Reverse Stock Split—a period during which post-split stock prices can be volatile and during which the market is still establishing a trading level for the post-split shares—this is a risk directly tied to the timing and execution of the Reverse Stock Split itself, rather than a contingency dependent on a future, separately negotiated financing (as is the case with the Series A Warrant’s full-ratchet anti-dilution provision, discussed below). If our stock trades below the post-split exercise price during the applicable measuring window, the exercise price of the Series A Warrant will be reduced accordingly, and that reduced price will remain in effect notwithstanding any subsequent recovery in our stock price.

Furthermore, the Series A Warrant contains a broad “full ratchet” anti-dilution provision that is separate from, and unaffected by, the stock-split adjustment described above. Under this provision, if at any time before or after the Reverse Stock Split we issue, or are deemed to issue, shares of Common Stock (or securities convertible into or exercisable for Common Stock) at an effective price per share below the exercise price of the applicable warrant then in effect (subject to customary carve-outs for equity compensation awards, conversion of outstanding convertible securities on their existing terms, and other exempt issuances), the exercise price of that warrant will automatically be reduced to that lower issuance price, with a corresponding proportional increase in the number of shares issuable upon exercise. This down-round protection will continue to apply, based on the post-split adjusted exercise price, to any future equity or equity-linked financing we undertake following the Reverse Stock Split, regardless of whether the downward adjustment to the “Event Market Price” described above is made.

Procedure for Effecting the Reverse Stock Split

If our stockholders approve this proposal, and the Board elects to effect the Reverse Stock Split, we will effect the Reverse Stock Split by filing the Certificate of Amendment with the Delaware Secretary of State. The Reverse Stock Split will become effective, and the combination of, and reduction in, the number of our outstanding shares as a result of the Reverse Stock Split will occur automatically, at the Effective Time, without any action on the part of our stockholders. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Delaware Secretary of State and as the Board deems necessary and advisable to effect the Reverse Stock Split.

The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to delay or abandon the Reverse Stock Split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to our stockholders that are United States holders (as defined below). This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local, or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of common stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the Reverse Stock Split), including, without limitation, the exercise of options or rights to purchase common stock in anticipation of the Reverse Stock Split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the Reverse Stock Split. As used herein, the term “United States holder” means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service could adopt a contrary position. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the Reverse Stock Split.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes.  As a result, except as described below with respect to cash received in lieu of fractional shares, no gain or loss should be recognized by a stockholder that is a United States holder upon such stockholder’s exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received by a United States holder in the Reverse Stock Split will be the same as the United States holder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor (excluding any portion of such basis that is allocated to any fractional share). A United States holder’s holding period for the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered pursuant to the Reverse Stock Split to the shares of common stock received pursuant to the Reverse Stock Split. United States holders holding shares of our common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A United States holder that receives cash in lieu of a fractional share of common stock should be treated for United States federal income tax purposes as first receiving such fractional share and then receiving cash in redemption of such fractional share. A United States holder who receives cash in lieu of a fractional share in the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of such holder’s adjusted tax basis allocable to the fractional share. Such capital gain or loss should be long-term capital gain or loss if the United States holder’s holding period for the common stock surrendered exceeded one year at the Effective Time of the Reverse Stock Split. Long-term capital gains recognized by certain non-corporate United States holders, including individuals, generally will be taxable at a reduced rate. The deductibility of capital losses is subject to limitations. United States holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Cash received by a United States holder pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to United States backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amount withheld under the United States backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the United States holder’s United States federal income tax liability provided that the required information is timely furnished to the Internal Revenue Service.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Accounting Matters

The par value of the Common Stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced proportionately at the Effective Time. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.

Required Vote

In accordance with our Certificate of Incorporation, as amended, approval and adoption of the Reverse Stock Split Proposal requires that the votes cast for the amendment to our Certificate of Incorporation constitute at least two-thirds (66 and ⅔%) of the total voting power of all then-outstanding shares of stock of the Company entitled to vote thereon. The vote on the Reverse Stock Split Proposal is based on the total number of shares outstanding rather than cast at the Special Meeting, and, therefore, abstentions and broker non-votes will have the same effect as a vote against this proposal. However, as discussed above, the Reverse Stock Split Proposal is considered a “routine” matter, and, therefore, we do not anticipate any broker non-votes with respect to this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 2

ADJOURNMENT PROPOSAL

Background and Rationale for the Adjournment Proposal

The Board believes that if there are not sufficient votes in favor of the Reverse Stock Split Proposal at the Special Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional proxies or votes to approve such proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies or votes in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on such proposal and use the additional time to solicit the holders of those shares to change their vote in favor of such proposal.

Required Vote

In accordance with our Bylaws, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on the proposal. The vote on the Adjournment Proposal is based on the total number of votes cast at the Special Meeting, and, therefore, abstentions and broker non-votes will have no effect on this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

As of the date of this proxy statement, our Board knows of no matter not specifically referred to above as to which any action is expected to be taken at the Special Meeting. The person named in the enclosed proxy, or his substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in his best judgment, in regard to such other matters and the transaction of such other business as may properly be brought at the meeting.

None of our directors, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates, has any interest, direct or indirect, by security holdings or otherwise, in the matter to be acted upon at the special meeting as described in this proxy statement that is not shared by all of our other stockholders, subject, however, to the discussion above regarding the warrant held by SATS Credit Fund L.P., which entity is managed by Dr. Kirkwood, one of our directors.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this proxy statement are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that are in some cases beyond our control and may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “approximately,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions.

We caution investors that any forward-looking statements presented in this proxy statement, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends.

The forward-looking statements contained in this proxy statement are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

●	risks that the Reverse Stock Split could result in a significant devaluation of our market capitalization and the trading price of our Common Stock;

●	risks that we will not regain compliance with Nasdaq Listing Rule 5550(a)(2) or other listing requirements of Nasdaq or, even if we do, that our minimum bid price will remain over the minimum bid price requirement of the Nasdaq Capital Market following the Reverse Stock Split;

●	risks related to our financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder;

●	volatility in the valuation of bitcoin, which may affect our operating results and our ability to obtain cash funding on favorable terms;

●	our reliance upon third-party partners, including reliance on only one custodian;

●	changes in our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	the implementation, market acceptance and success of our business model;

●	increased competition as the crypto-economy develops;

●	a still-developing and uncertain regulatory landscape;

●	our ability to scale and develop new products, such as the Fold Credit Card, in a cost-effective manner;

●	developments and projections relating to our competitors and industry;

●	our future capital requirements and sources and uses of cash;

●	our success in retaining or recruiting, or changes required in, officers, key employees or directors; the size of the addressable markets for our products and services;

●	the impact of geopolitical, macroeconomic and market conditions, including the ongoing geopolitical hostilities between Russia and Ukraine, the war among Israel, Iran and the United States, and the global response to such hostilities;

●	other risks and uncertainties described in this proxy statement; and

●	those factors in the other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission.

When reading this proxy statement, you should keep in mind those Risk Factors disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed on March 17, 2026. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

This proxy statement and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this proxy statement, except as may be required by law.

BY THE BOARD OF DIRECTORS

/s/ Will Reeves
Will Reeves
Chairman and Chief Executive Officer
Dated: [●], 2026

Appendix A

FORM OF

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

FOLD HOLDINGS INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Fold Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

FIRST: The original Certificate of Incorporation of the Corporation (f/k/a Emerald ESG Acquisition Corp.) was filed with the Secretary of State of the State of Delaware on February 19, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate”), which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on May 6, 2021. A Certificate of Amendment to the First Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on November 15, 2021 to change the name of the Corporation to FTAC Emerald Acquisition Corp. (together with the First Amended and Restated Certificate, the “First Amended Certificate”). A Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which amended and restated the First Amended Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on December 15, 2021. The Second Amended and Restated Certificate was subsequently amended by Certificates of Amendment filed with the Secretary of State of the State of Delaware on September 19, 2023 and January 19, 2024 (together with the Second Amended and Restated Certificate, the “Second Amended Certificate”). The Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”), which both restates and amends the provisions of the Second Amended Certificate, was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation.

SECOND: Article IV of the Third Amended and Restated Certificate is hereby amended by adding the following new paragraph at the end of Article IV:

C.	REVERSE STOCK SPLIT

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Third Amended and Restated Certificate (this “Certificate of Amendment”), each [●] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued at the Effective Time and, in lieu thereof, stockholders who would otherwise be entitled to receive fractional shares will be entitled to receive cash (without interest) in lieu of fractional shares equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. On [●], 2026, the Board adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. A special meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on [●], 2026 (the “Special Meeting”). At the Special Meeting, the stockholders of the Corporation duly adopted this Certificate of Amendment by voting the necessary number of shares as required by the DGCL and the Third Amended and Restated Certificate in favor of this Certificate of Amendment.

FOURTH: All other provisions of the Third Amended and Restated Certificate shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by [●], its [●], this [●] day of [●].

FOLD HOLDINGS, INC.

By:
Name:	Will Reeves
Title:	Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T02936-TBD For Against Abstain ! ! ! ! ! ! 1. Approval of the Amendment to the Certificate of Incorporation, as amended, of Fold Holdings, Inc. to effect a reverse stock split of its issued and outstanding common stock at a ratio between 1-for-2 and 1-for-50, with the final decision to proceed with the reverse stock split and the exact ratio and timing thereof to be determined by the Board of Directors, in its discretion, following stockholder approval (the "Reverse Stock Split Proposal"). 2. Approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies or votes if there are not sufficient votes in favor of the Reverse Stock Split Proposal. FOLD HOLDINGS, INC. The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. FOLD HOLDINGS, INC. 2942 NORTH 24TH STREET SUITE 115, #42035 PHOENIX, ARIZONA 85016 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FLD2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Preliminary Proxy Card SCAN TO VIEW MATERIALS & VOTEw

T02937-TBD FOLD HOLDINGS, INC. SPECIAL MEETING OF STOCKHOLDERS [TBD], 2026 12:00 pm EDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Will Reeves and Wolfe Repass, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Fold Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 pm EDT, on [TBD], [TBD], 2026, at www.virtualshareholdermeeting.com/FLD2026SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on the reverse side Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Special Proxy Statement is available at www.proxyvote.com. Preliminary Proxy Card